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                                                                  Exhibit 10.1.6


                              POPE & TALBOT, INC.
                 1996 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN
                     (As Amended as of February 14, 2001)


     I.   PURPOSE OF THE PLAN
          -------------------

          This 1996 Non-Employee Director Stock Option Plan (the "Plan") is intended to promote the interests of Pope & Talbot, Inc., a Delaware corporation (the "Corporation"), by providing the non-employee members of the Corporation's Board of Directors with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in the service of the Corporation.

     II.  DEFINITIONS
          -----------

          For purposes of the Plan, the following definitions shall be in effect:

          BOARD: the Corporation's Board of Directors.

          CODE: the Internal Revenue Code of 1986, as amended.

          COMMON STOCK: shares of the Corporation's common stock.

          CORPORATE TRANSACTION: any of the following stockholder-approved transactions to which the Corporation is a party:

          (a) a merger or consolidation in which the Corporation is not the surviving entity, except for a transaction the principal purpose of which is to change the State in which the Corporation is incorporated,

          (b) the sale, transfer or other disposition of all or substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation, or

          (c) any reverse merger in which the Corporation is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to person or persons different from the persons holding those securities immediately prior to such merger.

          DOMESTIC RELATIONS ORDER: any judgment, decree or order(including approval of a property settlement agreement) which provides or otherwise conveys, pursuant to applicable State domestic relations laws (including community property laws), marital property rights to any spouse or former spouse of an Optionee.

          EMPLOYEE PLAN: the Corporation's Employee Stock Option Plan, as amended and restated from time to time.

          EFFECTIVE DATE: The date of the 1996 Annual Stockholders Meeting, provided the Plan is approved by the affirmative vote of a majority of the outstanding shares of

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the Corporation's common stock present or represented and entitled to vote at that Annual Meeting.

          ELIGIBLE DIRECTORS: those individuals who are serving as non-employee Board members on the Effective Date and those individuals who first become non-employee Board members after such Effective Date, whether through appointment by the Board or election by the Corporation's stockholders.

          FAIR MARKET VALUE: the Fair Market Value per share of Common Stock determined in accordance with the following provisions:

          (a) If the Common Stock is at the time listed or admitted to trading on the New York Stock Exchange or on any other national securities exchange, then the Fair Market Value shall be the closing selling price per share on the date immediately prior to the date in question on the exchange serving as the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no reported sale of Common Stock on such exchange on the date immediately prior to the date in question, then the Fair Market Value shall be the closing selling price on the exchange on the last preceding date for which such quotation exists.

          (b) If the Common Stock is not at the time listed or admitted to trading on any national securities exchange but is traded on the Nasdaq National Market, the Fair Market Value shall be the closing selling price per share on the date immediately prior to the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market or any successor system. If there is no reported closing selling price for the Common Stock on the date immediately prior to the date in question, then the closing selling price on the last preceding date for which such quotation exists shall be determinative of Fair Market Value.

          1934 ACT: the Securities Exchange Act of 1934, as amended.

          OPTIONEE: any person to whom an option is granted under the Plan.

          QUALIFIED DOMESTIC RELATIONS ORDER: a Domestic Relations Order which substantially complies with the requirements of Code Section 414(p).

     III. ADMINISTRATION OF THE PLAN
          --------------------------

          The terms and conditions of each automatic option grant (including the timing and pricing of the option grant) shall be determined by the express terms and conditions of the Plan, and neither the Board nor any committee of the Board shall exercise any discretionary functions with respect to option grants made pursuant to the Plan.

     IV.  STOCK SUBJECT TO THE PLAN
          -------------------------

          (a) Shares of the Corporation's Common Stock shall be available for issuance under the Plan and shall be drawn from either the Corporation's authorized but unissued shares of Common Stock or from reacquired shares of Common Stock, including shares repurchased by

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the Corporation on the open market. The maximum number of shares of Common Stock issuable in the aggregate under this Plan and the Employee Plan shall not exceed the number of shares set forth in Section III(a) of the Employee Plan, as may be amended from time to time.

          (b) Should one or more outstanding options under this Plan or the Employee Plan expire or terminate for any reason prior to exercise in full, then the shares subject to the portion of each option not so exercised shall be available for subsequent option grants under this Plan or the Employee Plan. However, should the exercise price of an outstanding option under the Plan be paid with shares of Common Stock, then the number of shares of Common Stock available for issuance under this Plan and the Employee Plan shall be reduced by the gross number of shares for which the option is exercised, and not by the net number of shares of Common Stock actually issued to the holder of such option.

          (c) Should any change be made to the Common Stock issuable under the Plan and the Employee Plan by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, then the Board shall make appropriate adjustments to
(i) the maximum number and/or class of securities issuable in the aggregate under this Plan and the Employee Plan, (ii) the number and/or class of securities for which automatic option grants are to be subsequently made per each newly-elected or continuing non-employee Board member under the Plan, and
(iii) the number and/or class of securities and price per share in effect for each option outstanding under the Plan. Such adjustments to the outstanding options are to be effected in a manner which shall preclude the enlargement or dilution of rights and benefits under such options. The adjustments determined by the Board shall be final, binding and conclusive.

     V.   TERMS AND CONDITIONS OF AUTOMATIC OPTION GRANTS
          -----------------------------------------------

          (a)  Grant Date.  Option grants shall be made on the dates specified
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below:

               (1) Each individual who is serving as an Eligible Director on the Effective Date shall automatically be granted on that date a non-statutory option to purchase 2,000 shares of Common Stock, provided such individual has not previously been in the employ of the Corporation (or any subsidiary).

               (2) Each individual who first becomes an Eligible Director after the Effective Date, whether through election by the Corporation's stockholders or appointment by the Board, shall automatically be granted, at the time of such initial election or appointment, a non-statutory option to purchase 2,000 shares of Common Stock, provided such individual has not previously been in the employ of the Corporation (or any subsidiary corporation).

               (3) At every Annual Stockholders Meeting, beginning with the 1997 Annual Meeting, each individual who is to continue to serve as a non-employee Board member, whether or not such individual is standing for re-election as a Board member at that Annual Meeting, shall automatically be granted a non-statutory option to purchase 1,000 shares of Common Stock, provided such individual has served as a director for at least six (6) months. There shall be no limit on the number of such 1,000-share option grants any one non-employee

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Board member may receive over his or her period of Board service, and non-
employee Board members who have previously been in the employ of the Corporation (or any subsidiary) shall be eligible to receive such annual option grants.

          (b)  Exercise Price.  The exercise price per share of Common Stock
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subject to each automatic option grant shall be equal to one hundred percent
(100%) of the Fair Market Value per share of Common Stock on the automatic grant date.

          (c)  Payment.  The exercise price shall become immediately due upon
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exercise of the option and shall be payable in one or more of the forms specified below:

               (1)  cash or check made payable to the Corporation's order;

               (2) shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial-reporting purposes and valued at Fair Market Value on the Exercise Date (as such term is defined below); or

               (3) payment through a broker-dealer sale and remittance procedure pursuant to which the non-employee Board member (I) shall provide irrevocable written instructions to a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares and (II) shall concurrently provide written directives to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.

For purposes of this Section V(c), the Exercise Date shall be the date on which written notice of the option exercise is delivered to the Corporation. Except to the extent the sale and remittance procedure specified above is utilized in connection with the exercise of the option, payment of the option exercise price for the purchased shares must accompany the exercise notice.

          (d)  Option Term.  Each automatic grant under the Plan shall have a
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maximum term of ten (10) years measured from the automatic grant date.

          (e)  Exercisability.  Each automatic grant shall be immediately
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exercisable for any or all of the option shares as fully vested shares.

          (f)  Limited Transferability of Options.  During Optionee's lifetime,
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the option may be exercised only by the Optionee and shall not be assignable or transferable other than by will or by the laws of descent and distribution following the Optionee's death. However, an option may be assigned in whole or in part pursuant to the terms of a Qualified Domestic Relations Order. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to such order. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Corporation may deem appropriate.

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          (g)  Effect of Termination of Board Service.
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               (1)  Should the Optionee cease for any reason to serve as a Board member while holding one or more automatic option grants under the Plan, then such individual shall have a twelve (12)-month period following the date of such cessation of Board service in which to exercise each such option for any or all of the option shares at the time subject to that option.

               (2) Should the Optionee die while in Board service or within twelve (12) months after cessation of Board service, then any automatic option grant held by the Optionee at the time of death may subsequently be exercised, for any or all of the option shares at the time subject to that option, by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution. The right to exercise each such option shall lapse upon the expiration of the twelve (12)-month period measured from the date of the Optionee's cessation of Board service.

               (3) In no event shall any automatic grant remain exercisable after the expiration date of the ten (10)-year option term. Upon the expiration of the applicable post-service exercise period under subparagraphs 1 or 2 above or (if earlier) upon the expiration of the ten (10)-year option term, the automatic grant shall terminate and cease to be outstanding with respect to all remaining option shares.

          (h)  Stockholder Rights.  The holder of an automatic option grant
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shall have no stockholder rights with respect to any shares subject to such option until such individual shall have exercised the option and paid the exercise price for the purchased shares.

          (i)  Stock Option Agreement.  Each automatic option grant shall be
               ----------------------
evidenced by a Stock Option Agreement in a form consistent with the terms of the Plan.

     VI.  CORPORATE TRANSACTION
          ---------------------

          (a) Immediately following the consummation of any Corporate Transaction, each automatic option grant under the Plan shall terminate and cease to be outstanding, except to the extent such grant is assumed by the successor entity or its parent corporation.

          (b) Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in the consummation of such Corporate Transaction, had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to (i) the number and class of securities available for issuance under the Plan following the consummation of such Corporate Transaction and (ii) the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same.

          (c) The automatic option grants outstanding under the Plan shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital

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or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

     VII.  AMENDMENT OF THE PLAN AND AWARDS
           --------------------------------

           The Board has complete and exclusive power and authority to amend or modify the Plan in any or all respects whatsoever. However, no such amendment or modification shall adversely affect rights and obligations with respect to options at the time outstanding under the Plan, unless the affected Optionees consent to such amendment. In addition, the Board may not, without the approval of the Corporation's stockholders, amend the Plan to (i) materially increase the maximum number of shares issuable in the aggregate under this Plan and the Employee Plan or the number of shares issuable per newly-elected or continuing non-employee Board member, except for permissible adjustments under Section IV(c), (ii) materially modify the eligibility requirements for plan participation or (iii) materially increase the benefits accruing to plan participants.

     VIII. EFFECTIVE DATE AND TERM OF PLAN
           -------------------------------

           (a) The Plan shall be effective on the date of the 1996 Annual Stockholders Meeting, provided the Plan is approved by the affirmative vote of a majority of the outstanding shares of the Corporation's common stock present or represented and entitled to vote at such Annual Meeting, and the initial automatic option grants under the Plan shall be made on such date. If such stockholder approval is not obtained, then the Plan shall terminate and no options shall be granted under the Plan.

           (b) The Plan shall remain in effect until the earlier of (i) December 31, 2005 or (ii) the date on which all shares available for issuance under this Plan and the Employee Plan shall have been issued pursuant to the exercise of outstanding options. If the date of plan termination is determined under clause (i) above, then all option grants outstanding on such date shall thereafter continue to have force and effect in accordance with the provisions of the instruments evidencing those grants.

     IX.   USE OF PROCEEDS
           ---------------

           Any cash proceeds received by the Corporation from the sale of shares pursuant to option grants or share issuances under the Plan shall be used for general corporate purposes

     X.    REGULATORY APPROVALS
           --------------------

           (a) The implementation of the Plan, the granting of any option under the Plan and the issuance of Common Stock upon the exercise of the option grants made hereunder shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the options granted under it, and the Common Stock issued pursuant to it.

           (b) No shares of Common Stock or other assets shall be issued or delivered under this Plan unless and until there shall have been compliance with all applicable requirements of Federal and state securities laws, including the filing and effectiveness of the

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Form S-8 registration statement for the shares of Common Stock issuable under the Plan, and all applicable listing requirements of any securities exchange on which the Common Stock is then listed for trading.

     XI.  NO IMPAIRMENT OF RIGHTS
          -----------------------

          Neither the action of the Corporation in establishing the Plan nor any provision of the Plan shall be construed or interpreted so as to affect adversely or otherwise impair the right of the Corporation or the stockholders to remove any individual from the Board at any time in accordance with the provisions of applicable law.

     XII. MISCELLANEOUS PROVISIONS
          ------------------------

          (a) The right to acquire Common Stock or other assets under the Plan may not be assigned, encumbered or otherwise transferred by any Optionee.

          (b) The provisions of the Plan relating to the exercise of the outstanding options shall be governed by the laws of the State of Oregon, as such laws are applied to contracts entered into and performed in such State.

          (c) The provisions of the Plan shall inure to the benefit of, and be binding upon, the Corporation and its successors or assigns, and the Optionees, the legal representatives of their respective estates, their respective heirs or legatees and their permitted assignees.